                                                                  EXHIBIT 10.207

                  SIXTH AMENDMENT TO FORBEARANCE AGREEMENT AND
               AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED AND
                    CONSOLIDATED LOAN AND SECURITY AGREEMENT



               This Sixth Amendment to Forbearance Agreement and Amendment No. 11 to Second Amended and Restated and Consolidated Loan and Security Agreement ("Amendment") is made and entered into this 31 day of March, 2000 (the "Effective Date"), by and among FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA" or "Lender"), PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower") and MEGO FINANCIAL CORP., a New York corporation ("Guarantor") and has reference to the following facts:

               A. Lender and Borrower entered into a Second Amended and Restated and Consolidated Loan and Security Agreement dated as of May 15, 1997 (the "Original Loan Agreement") that evidences a loan from Lender to Borrower. The Original Loan Agreement was amended by the Hartsel Springs Side Letter dated February 18, 1998 (the "First Amendment"); by the Letter Agreement [Biloxi Property] dated March 20, 1998 (the "Second Amendment"); by the Letter Agreement [Headquarters Readvance] dated September 29, 1998 (the "Third Amendment"); by the Amendment No. 4 to Second Amended and Restated and Consolidated Loan and Security Agreement dated November 6, 1998 (the "Fourth Amendment"); by that certain Forbearance Agreement and Amendment No. 5 to Second Amended and Restated and Consolidated Loan and Security Agreement dated December 23, 1998 ("Amendment 5"), as the same was amended by a Letter Agreement dated February 8, 1999 (the "Release Fee Letter") (the Amendment 5 and Release Fee Letter are collectively called the "Fifth Amendment"); by a First Amendment to Forbearance Agreement and Amendment No. 6 to Second Amended and Restated and Consolidated Loan and Security Agreement dated May 7, 1999 (the "Sixth Amendment"); by a Second Amendment to Forebearance Agreement and Amendment No. 7 to Second Amended and Restated and Consolidated Loan and Security Agreement dated August 6, 1999 (the "Seventh Amendment"); by a September 7, 1999 letter agreement regarding the Additional Advance Note (the "Additional Advance Letter"); by a Third Amendment to Forebearance Agreement and Amendment No. 8 to Loan and Security Agreement dated November 9, 1999 (the "Eighth Amendment"); by a letter agreement dated December 3, 1999 between the Borrower and Lender (the "Receivable Loan Lot Cap Letter"); by a Fourth Amendment to Forebearance Agreement and Amendment No. 9 to Loan and Security Agreement dated December 17, 1999 (the "Ninth Amendment"); and, by a Fifth Amendment to Forebearance Agreement and Amendment No. 10 to Loan and Security Agreement dated February 25, 2000 (the "Tenth Amendment"). The Original Loan Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Additional Advance Letter, Eighth Amendment, the Receivable Loan Lot Cap Letter, Ninth Amendment, and Tenth Amendment are collectively called the "Loan Agreement." Capitalized terms used in this Amendment which are defined in the Loan Agreement shall have the same meaning and definition when used herein.

               B. Borrower has requested the Lender to make certain modifications to the Loan Agreement and the Loan, which the Lender is willing to do, upon and subject to the terms and conditions set forth in this Amendment.

               Now, therefore, in consideration of the foregoing and for the good and valuable consideration provided herein, Lender, Borrower and Guarantor agree as follows:

               1. On the Effective Date, Article 1 of the Loan Agreement is amended by amending and restating the following terms:

               "ASSOCIATIONS": shall mean the Association (Fountains), the Association (Reno), the Association (Suites), the Association (Terraces), the Association (Terraces Four), the Association (Towers), the Association (Villas), the Association (Winnick), and the Association (White Sands), collectively.

               "CUSTODIAL AGREEMENT": shall mean that certain Custodial Agreement, dated as of August 5, 1999, among Lender, Borrower, and Custodian, and all renewals, extensions, amendments, restatements, replacements, supplements or modifications from time to time made thereto.

               "CUSTODIAN": shall mean Chicago Title Company, in its sole capacity as custodian under the Custodial Agreement, or should such entity cease to act as custodian under the Custodial Agreement, its successor as custodian under the Custodial Agreement.

               "PROJECT": shall mean each of, or collectively, as the context may require, the Winnick Building Addition, the Ida Building Addition, Aloha Bay, Ida Building One, Ida Building Two, South Park Ranches, Suites Phase I, Suites Phase II, Fountains, Winnick, the Second Winnick Building Addition, Project (Reno), Project (Towers), Project (Villas), Project (Terraces-Phase I), Project (Terraces-Phase 2), any Additional Projects, those certain real estate developments which are owned by the Borrower or the Trustee, located in Nye County and Clark County in the State of Nevada, and Huerfano County in the State of Colorado, which are more particularly described in EXHIBIT "I-J" hereto, and White Sands.

               "RECEIVABLES BORROWING TERM": shall mean the period of time during which Lender is committed to make Advances of the Receivables Loan under this Agreement which commitment shall terminate on December 29, 2000.

               "TRUST AGREEMENTS": shall mean the Trust Agreement (Reno), the Trust Agreement (Towers), the Trust Agreement (Terraces), the Trust Agreement (Villas) and the Trust Agreement (Suites) and Trust Agreement (White Sands), collectively.

               "TRUSTS": shall mean the Trust (Reno), the Trust (Towers), the Trust (Terraces), the Trust (Villas), Trust (Suites), and Trust (White Sands), collectively.

               2. On the Effective Date, Article 1 of the Loan Agreement is amended to add the following definitions:

               "ASSOCIATION (WHITE SANDS)": shall mean the Association of Owners of White Sands Waikiki Resort Club, a Hawaiian nonprofit corporation

               "ELEVENTH AMENDMENT": shall mean and collectively refer to the Sixth Amendment to Forbearance Agreement and Amendment No. 11 to Second Amended and Restated and Consolidated Loan and Security Agreement made and entered into on March 31, 2000 among Borrower, Lender and Guarantor.

               "TRUST AGREEMENT (WHITE SANDS)": shall mean that certain Amended and Restated White Sands Trust Agreement, dated September 15, 1983 with First Hawaiian Bank, as Trustee and The Bank of California, N..A. ("BankCal"), as agent, as amended by an Agreement, dated March 31, 1988, among VSR, FN Realty Services, Inc, a California corporation ("FN"), Association (White Sands) and BankCal, and that certain Agreement, dated February 8, 1991, by and among VSR, FN, Association (White Sands) and Valley Bank of Nevada, a Nevada corporation (now called Bank of America, N.A.).

               "TRUSTEE (WHITE SANDS)": shall mean First Hawaiian Bank, in its sole capacity as trustee under the Trust Agreement (White Sands) or should such entity cease to act as trustee under the Trust Agreement (White Sands), its successor as trustee under the Trust Agreement (White Sands).

               3. (a) Under the provisions of Section 2 of the Tenth Amendment, the Lender agreed during the Forbearance Period (as defined in Section 2(d) of the Tenth Amendment) to forbear from exercising its rights under the Documents arising by virtue of the Unsolidified Lot Sales Defaults (as defined in the Tenth Amendment). In addition to the foregoing, the Lender and Borrower agreed that, during the Forbearance Period, the Borrowing Base would be determined by treating the Unsolidified Lot Sales in the same manner as all other forms of Eligible Receivables. Since the Tenth Amendment, the Lender and Borrower have reached additional agreements concerning the Unsolidified Lot Sale Defaults. Notwithstanding anything to the contrary contained in the Loan Agreement, the Lender and Borrower agree as follows with respect to the Unsolidified Lot Sales:

               (i) The Forbearance Period for the Unsolidified Lot Sales Defaults shall continue until such time as all of the Unsolidified Lot Sales which were affected by the Y2K Error (as defined in the Tenth Amendment) (such contracts being called the "Affected Contracts") have (i) converted to a normal Eligible Receivables as a result of the consumers thereunder electing not to exercise any recission rights thereunder, or (ii) been replaced with Eligible Receivables that are not Unsolidified Lot Sales;

               (ii) The Unsolidified Lot Sale Advance Rate for (1) the Affected Contracts shall remain at 90% of the unpaid principal balance of the same and
(2) any Unsolidified Lot Sales that is not one of the Affected Contracts will be 65% of the unpaid principal balance of the contract;

               (iii) Commencing on March 31, 2000 the various advance rates applicable to the Eligible Receivables and the Borrowing Base will be tested monthly, on a weighted average basis for each classification of Eligible Receivables, and the Borrowing Base as a whole;

               (iv) Commencing on the Effective Date, the Unsolidified Lot Sales Cap shall be amended to Twelve Million Dollars ($12,000,000.00); and

               (v) The Lender will have the right to (1) periodically audit and review the Unsolidified Lot Sales and (2) unilaterally exclude the Unsolidified Lots Sales as being part of the Eligible Receivables in the event that during any three (3) consecutive month period occurring after February 29, 2000, either
(a) the delinquency rate on the Unsolidified Lot Sales exceeds an average of three percent (3%), or (b) more than twenty five percent (25%) of aggregate amount of the Unsolidified Lot Sales during such period are terminated regardless of whether the termination is due to the consumer exercising its termination or recission rights thereunder, or the Borrower terminating the contract because of a default by the consumer thereunder.

                      (b) During the Forbearance Period, in the event that at any time the Borrowing Base exceeds the outstanding principal balance of the Receivables Loan (the "Excess Borrowing Base Availability"), then, notwithstanding contrary provisions that may be contained in the Loan Agreement, the Borrower will not be entitled to any Advance from the Receivables Loan which may arise because of the Excess Borrowing Base Availability.

               4. Under the Documents, the Lender advanced to Borrower funds from the Loan that are evidenced by the Aloha Bay Note and secured by the Aloha Bay Mortgage. Prior to the Effective Date, the Borrower has repaid to the Lender all amounts due under the Aloha Bay Note. The provisions of Section 8 of the Fifth Amendment, provide in part that, except for the periodic release of Units or Lots or as otherwise provided in the Fifth Amendment, the Lender shall have no obligation to release its lien on any collateral pledged to Lender pursuant to the Documents until the latter to occur of (i) the full satisfaction of the Forebearance Collateral Release Conditions or (ii) the full satisfaction of the events set forth in the particular Documents that are condition precedent to such collateral release. As of the Effective Date the Forebearance Collateral Release Conditions have not been fully satisfied and, as a result thereof, the Lender has no obligation to release the Aloha Bay Mortgage. Consistent with the Fifth Amendment, the Borrower hereby agrees that notwithstanding the payment in full of the Aloha Bay Note, the Lender will retain its lien on all unsold Units at Aloha Bay (the Units encumbered by the Aloha Bay Mortgage at or contemporaneously with the final payment of all sums due under the Aloha Bay Note are called the "Remaining Aloha Bay Units") until such time as the Borrower has fully Performed and paid all of its Obligations under the Additional Advance Note. As each of the Remaining Aloha Bay Units are sold, the Lender agrees to release the Unit from the lien of the Aloha Bay Mortgage upon the payment of the Aloha Bay Release Fee due for such Unit. Provided there is no Event of Default or Incipient Default, the payments received pursuant to the previous sentence will be applied by the Lender first against fees, costs and expenses due to Lender; then against the unpaid principal balance of the Additional Advance Note and all accrued interest thereon. However, upon the occurrence of an Event of Default or Incipient Default, the Aloha Bay Release Fee shall be applied against the Obligations in such order as the Lender shall deem appropriate. The Borrower agrees to execute and deliver to the Lender such documents, as the Lender may deem reasonably appropriate to evidence the agreement of the Borrower under this subparagraph.

               5. (a) As described in the Loan Agreement, the Borrower is obligated to pay to the Lender the Hartsel Springs Release Fee (as defined in the First Amendment) in order to obtain releases of Lots located at Hartsel Springs from the lien of the Hartsel Springs Deed of Trust. After the Hartsel Springs Release Fee for a Lot has been paid to the Lender and the Lot released from the Hartsel Springs Deed of Trust, the ownership of the Lot may revert back to the Borrower as a result of a Foreclosure (as such term is defined in the Release Fee Letter), or a Trade (as such term is defined in the Release Fee Letter) (such lots being called (the "Reacquired Lots"). Provided the conditions set forth in this Section 5 are satisfied, the Lender will, for each Reacquired Lot, make available to the Borrower advances from the Mortgage Loan Facility equal to the Hartsel Springs Release Fee paid to Lender for the Reacquired Lot. Such Advances may be made in increments of no less than $100,000.00 and no more frequently than once each calendar quarter.

                      (b) The obligations of the Lender under Sections 5(a) are conditioned upon the satisfaction of the following conditions:

               (1) The Borrower executing and delivering to the Lender an amendment to the Hartsel Springs Deed of Trust, in form and content acceptable to the Lender, which encumbers the Reacquired Lots for which the advance is being made (the "Hartsel Deed of Trust Amendment");

               (2) The Borrower delivering evidence to the Lender, in form and content acceptable to the Lender, that the Borrower (i) owns the entire fee simple interest in the Reacquired Lots being encumbered by the Hartsel Deed of Trust Amendment free and clear of any and all claims of the original owner of the same, and
        (ii) may grant unto the Lender a valid first lien, subject only to those title exceptions which may be approved by the Lender, in and to all of the Borrower's right title and interest in and to the Lots in question;

               (3) The Borrower, at its sole cost and expense, delivering to the Lender. an endorsement to the Lender's existing title policy for the Hartsel Springs Deed of Trust which (i) adds to the deed of trust insured thereby the particular Hartsel Deed of Trust Amendment, (ii) amends the land referenced in the policy to include the Reacquired Lots that are encumbered by the particular Hartsel Deed of Trust Amendment,
        (iii) insures that the lien of the Hartsel Spring Deed of Trust (as amended by the particular Hartsel Deed of Trust Amendment) is subject only to the title exceptions previously approved by the Lender, (iv) "dates down" or endorses the date of the policy to the recordation of the particular Hartsel Deed of Trust Amendment, and (v) contains such endorsements as the Lender may reasonably request;

               (4) The Borrower executing and delivering to Lender amendments to UCC financing statements, or such additional financing statements as the Lender may reasonably request, so as to evidence the Lender's security interest in and to the Reacquired Lots being encumbered by the particular Hartsel Spring Deed of Trust Amendment;

               (5) The Lender obtaining and approving title, judgment and lien searches with respect to the Reacquired Lots in question;

               (6) The Borrower delivering to Lender such additional documents and instruments as the Lender may reasonably request; and

               (7) The advance is made prior to December 31, 2000.

        The Borrower acknowledges that the foregoing conditions must be satisfied each time that it requests an advance pursuant to Section 5(a).

                      (c) Each advance made by the Lender pursuant to this
Section 5 shall be considered a part of the Borrower's indebtedness to the Lender which is evidenced by the Hartsel Springs Ranch Note and (i) shall bear interest from the date of its advance by the Lender, at the Interest Rate set forth in the Hartsel Springs Ranch Note, and (ii) if not sooner repaid, be entirely due and payable to the Lender on the Maturity Date of the Hartsel Springs Ranch Note. In no event shall the Lender be obligated to make any advance under this Section 5 if (i) there exists an Event of Default or Incipient Default, or (ii) after giving effect to the advance, the outstanding principal balance of all advances under the Mortgage Loan Facility applicable to Hartsel Springs Ranch exceed the face amount of the Hartsel Springs Ranch Note.

               6. (a) The provisions of the Sixth Amendment revised the Biloxi Maturity Date to the New Biloxi Maturity Date (defined as being March 20, 2000). The Lender hereby agrees to extend the Biloxi Maturity Date to provide that the entire remaining balance of the Biloxi Note, together with all accrued and unpaid interest and all other sums due and owing thereon, shall be due and payable in full on December 31, 2000 (the "Amended Biloxi Maturity Date"). From and after the Effective Date, references in the Documents and the in the Biloxi Note to the term Maturity Date of the Biloxi Note, or the Biloxi Maturity Date shall now refer to the Amended Biloxi Maturity Date.

                      (b) In consideration for the agreements of the Lender set forth in Section 6 hereof, the Borrower agrees to pay to Lender an amendment fee for the Biloxi Note equal to three quarters of one percent (.75%) of the outstanding principal balance of the Biloxi Note (the "Biloxi Amendment Fee") determined as of the Effective Date. The Borrower agrees that the Lender fully earned the entire amount of the Biloxi Amendment Fee and that such fee, along with the Deferred Fee (as defined in the Sixth Amendment), are presently due and payable to the Lender. The Borrower hereby authorizes the Lender to draw upon the Loan to pay itself the Biloxi Amendment Fee and the Deferred Fee.

               7. (a) As of the Effective Date, White Sands has been added as a Project. White Sands is also part of the Excess Proceeds Collateral and will remain a part of the same. Under the Release Fee Letter, the Borrower is obligated to pay a Release Fee of $484 for each Unit sold at White Sands (the "White Sands Release Fee"). As of the Effective Date, the White Sands Release Fee is amended to refer to $800. The Lender and Borrower hereby agree that the Lender may retain from Advances from the Receivables Loan any White Sands Release Fee, which is due and owing to Lender to the extent that the same has not been paid by the Borrower. All payments of the White Sands Release Fee shall be applied against the outstanding principal balance of the Additional Advance Note.

                      (b) In connection with the addition of White Sands as a Project, environmental and other inspections were conducted. The inspectors discovered floor tiles and mastic which were identified as containing asbestos. Within one hundred twenty (120) days after the Effective Date, the Borrower shall retain a licensed asbestos abatement contractor to abate or take appropriate corrective action with respect to the damaged asbestos containing floor tiles and mastic identified by the inspectors and deliver a certification to Lender (Attn: Elizabeth Barringer) that the abatement or corrective actions have been completed in accordance with local, state and federal laws and regulations.

                      (c) Notwithstanding the addition of White Sands as a Project, no advances may be obtained from the Receivables Loan with respect to White Sands until such time as the Borrower has (i) executed and delivered to Lender a mutually acceptable environmental indemnity agreement, and (ii) supplied to Lender a legal opinion or other evidence acceptable to Lender that it has obtained all governmental and other required approvals needed to sell the Unit at White Sands.

               8. The obligations of the Lender under this Amendment are conditioned upon the satisfaction of the following conditions:

                      (a) This Amendment has been fully signed by the Borrower and Guarantor;

                      (b) An allonge of the Biloxi Note, in form and content acceptable to Lender which reflects the amendments to the same made by this Amendment and addresses such additional matters as the Lender may desire, has been fully signed by the Borrower and delivered to the Lender;

                      (c) An Environmental Certificate and Indemnity Agreement for White Sands, in a form acceptable to Lender, has been executed by Borrower and delivered to Lender;

                      (d) Lender has received, on or before April 17, 2000: (i) legal opinions of from the counsels for Borrower and Guarantor, in a form and content acceptable to the Lender; and (ii) such resolutions, authorizations and other documents as Lender may request relating to the existence and good standing of Borrower, and Guarantor, and the authority of any person executing this Amendment and other documents on behalf of Borrower and Guarantor.

                      (e) The Borrower executing and delivering to the Lender such additional documents or instruments as required and approved by the Lender so as to fully perfect the liens and security interest of Lender granted under the Loan Agreement and this Amendment which security interests include but are not limited to a security interest in the Eligible Receivables arising from White Sands;

                      (f) Borrower shall have reimbursed Lender for all of Lender's out-of-pocket costs and expenses including, without limitation, attorney's, engineers' and other consultants' fees and costs, incurred in connection with the documentation and closing of this Amendment; and

                      (g) Borrower shall have paid to Lender the Amendment Fee (defined below).

               9. In consideration of, among other things, the consent of the Lender to this Amendment, Borrower agrees to pay to Lender, upon Borrower's execution of this Amendment, the amount of Fifteen Thousand Dollars ($15,000.00) (the "Amendment Fee"). The Amendment Fee has been fully earned by Lender, is nonrefundable, and may be deducted from Advances made from the Loan.

               10. Borrower and Guarantor each represents and warrants that:

                      (a) All financial information and other documents it has provided to Lender in connection with this Amendment are true, complete and correct as of the date provided and the date hereof;

                      (b) There exists no Event of Default or Incipient Default, after giving effect to the then applicable provisions of this Amendment and other than the Existing Events of Default and the Unsolidified Lot Sales Default;

                      (c) After giving effect to this Amendment, there has been no material adverse change in any real property or in the business or financial condition of Borrower and Guarantor since the date of the last financial statements submitted to Lender; and

                      (d) After giving effect to this Amendment (including the disclosures contained herein) and the most recent financial and litigation reports supplied to Lender, all representations and warranties by Borrower and Guarantor remain true, complete, and correct, in all material respects as of the date hereof.

               11. Guarantor acknowledges and agrees that (i) the Guarantee shall remain in full force and effect, (ii) the obligations of the Guarantor under the Guarantee are joint and several with those of each other Obligor (as that term is defined in the Guarantee), (iii) Guarantor's liability under the Guarantee shall continue undiminished by and shall include the obligations of the Borrower under this Amendment and any other documents and instruments executed by Borrower in connection with this Amendment and each of the other Documents, as amended through the date hereof and (iv) all terms, conditions and provisions set forth in this Amendment and any other documents and instruments executed by Borrower in connection with this Amendment and each of the other Documents, as amended through the date hereof, are hereby ratified, approved and confirmed.

               12. Borrower and Guarantor acknowledge and agree that they have no defenses, counterclaims, setoffs, recoupments or other adverse claims or causes of action in tort, contract or of any other kind existing against Lender or with respect to the Documents, including without limitation, claims regarding the amount, validity, perfection, priority and enforceability of the Documents.

               13. The Documents shall be deemed amended by the provisions of this Amendment, as and when applicable and any conflict or inconsistency between this

Amendment and the Documents shall be resolved in favor of this Amendment. Except as so amended, all other consistent terms and conditions of the Documents will remain in full force and effect, and are hereby ratified and affirmed.

               14. Except as may be expressly provided herein, Borrower's and Guarantor's respective obligations under the Documents shall remain in full force and effect and shall not be waived, modified, superseded or otherwise affected by this Amendment. This Amendment is not a novation, nor is it be construed as a release, waiver, extension of forbearance or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in any of the Documents, except as expressly stated herein.

               15. This Amendment in no way acts as a waiver of any default of Borrower or as a release or relinquishment of any of the liens, security interests, rights or remedies securing payment and Performance of the Borrower's Obligations or the enforcement thereof. Such liens, security interests, rights and remedies are hereby ratified, confirmed, preserved, renewed and extended by Borrower in all respects. Further, Lender's execution of this Amendment shall not constitute a waiver (either express or implied) of the requirement that any further forbearance under or modification of the Loan Agreement or any other Document shall require the express written approval of Lender. No such approval (either express or implied) has been given as of the date hereof.

               16. Borrower and Guarantor acknowledge that Lender has performed, and is not in default of, its obligations under the Documents; that there are no offsets, defenses or counterclaims in tort, contract or otherwise, with respect to any of Borrower's or Guarantor's or other party's obligations under the Documents; and that Lender has not directed Borrower to pay or not pay any of Borrower's payables.

               17. Borrower and Guarantor will execute and deliver such further instruments and do such things as in the judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith.

               18. If any provision of this Amendment is held to be unenforceable under present or future laws effective while this Amendment is in effect (all of which invalidating laws are waived to the fullest extent possible), the enforceability of the remaining provisions of this Amendment shall not be affected thereby. In lieu of each such unenforceable provision, there shall be added automatically as part of this Amendment a provision that is legal, valid and enforceable and is similar in terms to such unenforceable provisions as may be possible.

               19. Any further discussions by and among Borrower, Guarantor and Lender, if any, and all such discussions in the past, together with any other actions or inactions taken by and among Borrower, Guarantor and Lender, shall not cause a modification of the Documents, establish a custom or waive (unless Lender made such express waiver in writing), limit or condition the rights and remedies of Lender under the Documents, all of which rights and remedies are expressly reserved. All of the provisions of the Documents, including, without limitation, the time of the essence provision, are hereby reiterated and if ever waived are hereby reinstated (unless Lender made such express waiver in writing), except as expressly provided herein. Notwithstanding anything to the contrary contained herein or in any other instrument executed by the parties and notwithstanding any other action or conduct undertaken by the parties on or before the date hereof, the agreements, covenants and provisions contained herein and the Loan Agreement shall constitute the only evidence of Lender's agreement to forbear or to modify the Loan Agreement. Accordingly, no express or implied consent to any further forbearances or modifications shall be inferred or implied by Lender's execution of this Amendment. The Loan Agreement and this Amendment, together with the other Documents, constitute the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Amendment, Borrower acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Lender or any employee or agent of the Lender, except for the agreements of Lender set forth herein.

               20. This Amendment shall not be binding upon Lender until accepted by Borrower and Guarantor as provided for below. This Amendment may be executed in counterpart, and any number of which have been executed by all parties shall be deemed to constitute one original. Lender, its attorneys and agents may also integrate into a single Amendment signature pages from separate counterpart Amendments. The telecopied signature of a person shall be deemed an original signature, may be relied upon by others and shall be binding upon the signer for all purposes provided however that Borrower, Guarantor or any person otherwise consenting hereto by telecopied signature shall confirm its telecopied signature by signing and returning to Lender a copy of this Amendment with an original signature.

               21. Borrower's and Guarantor's representatives are experienced and knowledgeable business people and have been represented by independent legal counsel who are experienced in all matters relevant to this Amendment, including, but not limited to, bankruptcy and insolvency law. The parties hereto have accepted and agreed to this Amendment after being fully aware and advised of the effect and significance of all of its terms, conditions, and provisions.

               22. Unless otherwise specifically stipulated elsewhere in the Documents, if a matter is left in the Documents or this Amendment to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of Lender, its employees, Lender's counsel or any agent for or contractor of Lender, such action shall be deemed to be exercisable by Lender or such other person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by use of the words "if" or "may."

               23. The Recitals in this Amendment are incorporated into the body hereof as fully set forth herein.

               24. THIS AMENDMENT HAS BEEN EXECUTED AND DELIVERED AND SHALL BE PERFORMED IN THE STATE OF ARIZONA. THE PROVISIONS OF THIS AMENDMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT SUCH LAWS, THE LAWS OF THE UNITED STATES. EACH OF BORROWER, GUARANTOR AND LENDER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO ANY DOCUMENT OR THE SUBJECT MATTER THEREOF, OR, IF LENDER SHALL INITIATE SUCH ACTION, IN THE COURT IN WHICH SUCH ACTION IS INITIATED PROVIDED THAT SUCH COURT HAS JURISDICTION, AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN ANY INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF BORROWER, GUARANTOR AND LENDER HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

                            [SIGNATURE PAGE FOLLOWS]

LENDER:

FINOVA CAPITAL CORPORATION,
a Delaware corporation

By:
   ------------------------------------
   Its:
       --------------------------------


BORROWER:

PREFERRED EQUITIES CORPORATION,
a Nevada corporation

/s/ JON A. JOSEPH

By: Jon A. Joseph
   ------------------------------------
   Its: Vice President
       --------------------------------


Signed in the presence of:

[SIGNATURE ILLEGIBLE]
---------------------------------------


GUARANTOR:

MEGO FINANCIAL CORP.,
a New York corporation

/s/ JON A. JOSEPH

By:  Jon A. Joseph
   ------------------------------------
   Its: Vice President
       --------------------------------


Signed in the presence of:

[SIGNATURE ILLEGIBLE]
---------------------------------------

STATE OF NEVADA              )
                             ) ss.
County of   Clark            )

               The foregoing instrument was acknowledged before me this 31st day of March, 2000 by Jon A. Joseph as Vice President of PREFERRED EQUITIES CORPORATION, a Nevada corporation, on behalf of the corporation.


                                              /s/ DEBBIE L. ALEXANDER
                                                    Notary Public
My Commission Expires:                                 [SEAL]
_____________________


STATE OF NEVADA              )
                             ) ss.
County of   Clark            )

               The foregoing instrument was acknowledged before me this 31st day of March 2000, by Jon A. Joseph as Vice President of MEGO FINANCIAL CORP., a
New York corporation, on behalf of the corporation.


                                              /s/ DEBBIE L. ALEXANDER
                                                    Notary Public
My Commission Expires:                                 [SEAL]
_____________________


STATE OF ARIZONA          )
                          ) ss.
County of Maricopa        )

               This instrument was acknowledged before me this ___ day of March 2000, by ______________________, as _______________ of FINOVA CAPITAL
CORPORATION, a Delaware corporation, on behalf of the corporation.


                                          ______________________________________
                                          Notary

                                          My Commission expires: